Note 15 - Income Tax - Gross Operating Loss Carryforwards (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Loss carry forward	$ 2,251	$ 2,203
Foreign Tax Authority [Member] | Canada Revenue Agency [Member]
Loss carry forward	2,336	2,059
Valuation allowance	0	0
Net	2,336	2,059
Domestic Tax Authority [Member] | Internal Revenue Service (IRS) [Member]
Loss carry forward	24,102	18,131
Valuation allowance	18,324	13,455
Net	$ 5,778	$ 4,676